Exhibit 99.1

Forward Looking Statements
Information contained in this document may contain forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects, transaction synergies and other benefits of the merger, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Applied Digital’s and/or Digital Angel’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Applied Digital’s and Digital Angel’s control, which affect operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Reorganization; (2) the inability to complete the merger due to the failure to obtain the requisite stockholder approval or the failure to satisfy other conditions to the merger; (3) those factors set forth in Applied Digital’s Form 10-K, Form 10-Q and other filings with the SEC; (4) those factors set forth in Digital Angel’s Form 10-K, Form 10-Q and other filings with the SEC; and (4) the risk that expected synergies and benefits of the merger will not be realized within the expected time frame or at all. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Applied Digital’s ability to control or predict. Applied Digital undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.

Additional Information and Where to Find It

In connection with the merger, Applied Digital intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of Applied Digital and Digital Angel. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Applied Digital, Digital Angel and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by Applied Digital or Digital Angel by directing a written request, as appropriate, to Applied Digital at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Digital Angel at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Applied Digital, Digital Angel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Applied Digital is also included in Applied Digital’s proxy statement (Form DEF 14A) for the 2007 annual meeting of the Company’s stockholders, which was filed with the SEC on May 4, 2007. Additional information regarding the directors and executive officers of Digital Angel is also included in Digital Angel’s Form 10-K/A which was filed with the SEC on April 30, 2007. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.

Applied Digital Solutions (ADSX)
KBRO Tenth Annual Investor Conference
September 5, 2007

<<Unidentified>>

Okay, good afternoon. Next up we have Michael Krawitz presenting Applied Digital and Digital Angel. They are in the process of a transaction, which pulls the two companies together. Very interesting company that has a number of business assets that are basically involved in asset tracking, RFID, search and rescue, radios, and Michael will tell you all about that and the restructuring that they are involved in, which is very interesting as well. Thank you.

<<Michal Krawitz, President, Chief Executive Officer, Director>>

Okay. Good afternoon everybody and thank you for staying towards the end of the day. I know you get a little tiring seeing lots and lots companies. Applied Digital and Digital Angel are — as we talk about are coming together as one company. I am going to read every word of this, it will take the full half hour.

Traditionally, this is the structure. Applied Digital was a holding company and it had principally two assets, Digital Angel, it had an interest in Digital Angel, the public company trades on the AMEX as DOC, and it had an interest in VeriChip. VeriChip is also a public company; it trades on the NASDAQ as CHIP.

It has some other interests, but in the broad scheme these are much smaller and they are not cores of the business of identification technology. So, it has these two businesses, both public companies and the structure really didn’t make sense for a number of reasons. So, what we decided to do is to put Applied Digital and Digital Angel together and this NewCo, that’s the word I am going to use today, we will have a new name, but NewCo will have operations, it won’t have a parent company to interfere with the operations and it won’t have the overhang problem that I’ll get into a lot more in depth on.

What is — well, here is the stock profile. I think most of you are probably aware of this for Digital Angel. And let’s talk about what Digital Angel is. Digital Angel has two principal business units. One is the tracking and identification of animals, and the other is tracking and identification for military, commercial, and pleasure craft vehicles.

What’s tracking of animals, identification of animals? Basically, livestock identification for herd management and for food safety and its companion pet identification, for cats and dogs, it’s like a high-tech dog collar. And it’s also, believe it or not, identification of fish. We have a very tiny microchip that goes into the gullets of salmon that identifies the salmon to prove that the salmon can go upstream and also go downstream and are not interfered with by the dam systems.

On the tracking and identification military, commercial, and pleasure craft side, that is rescue beacon for down pilots in the military situations, it’s also a – you have a yacht and the yacht gets into trouble, it’s a rescue beacon for that. Obviously, the military application is much more high-tech, but similar products, similar technology.

Okay. Basically where we are at is the last 12 months has proved to be a number of major developments for Digital Angel that have been turning points in various aspects of the business and we can go through these various aspects. But from a very broad scope, these turning points led us all to believe that the business is going on the cusp of doing really great things, but the structure of the business, the structure of the holding company and the operating company as two separate public companies didn’t make sense for a number of reasons.

One, the cost structure, duplicative management, duplicative auditing fees, duplicative costs of insurance, and on other — second, there were some inefficiencies – second, there were some inefficiencies in the way the businesses were run because there were two sets of Board of Directors making any decision with difficulty and it’s cumbersome. So, what we decided to do was, we said, look, operationally everything is coming together now, it’s time strategically to fix the structure so that the operations aren’t hampered by the structure.

At the same time, we didn’t want investment to be hampered by the structure, we heard over and over and over again, well, we love your business, we love the potential, which is now turning into the reality, but, we won’t invest because you are a majority shareholder or on the Applied Digital side, why should I invest in Applied Digital if the operations are at the Digital Angel side. So, on both sides, the equation from an investment perspective, a lot of very good quality investors said, well, talk to us when you fix your problems. That’s what we did now.

Let’s talk about some of these great things that happened in the last 12 months because these are the growth drivers for the operations of business that rationalize both the transaction and why we think it’s a fabulous investment now.

On the rescue beacon side, we’ve gotten a number of significant contracts, Swedish Air Force, Royal Air Force of Oman, UK Air Force, but the one that has me the most exciting that’s actually the fourth one on this list is a URT 33. It’s a particular kind of radio beacon for the US military. Traditionally, we had very good penetration in Europe and in India, but we were never able to penetrate the US military, which is the gorilla in the room in terms of military.

In the last 12 months, we finally got a contract with the US military, which is the foot in the door that we wanted for quite a long time. We made a sizable investment, which hurt our earnings slightly over the last 12 months, but we think it was a sensible investment because we first of all got this development contract and second of all, we are hopeful that it will lead to much more business. We are now down to one of two companies up for an award, it’s a $30 million contract and we think it’s just very exciting to the company to have that chance and we think the likelihood of picking up a sum of $30 million and we are hopeful that this sum will be a nice big percentage.

The other big event in the rescue beacon business that happened in the last 12 months is that we did an acquisition. The acquisition expanded our business from military to the pleasure craft and commercial vehicle. Why is that important? Well, it’s important for a number of reasons. One, is it just broadened the scope and broadened the amount of business. Two, is from a public company perspective, it was very difficult for us with military business because it was feast or famine, you get an order, you fill an order, it’s huge, the order drops off and you have a lousy quarter and it’s up and down, it’s impossible from an operations perspective, the budget, it’s impossible from a projections perspective to talk to investors.

The commercial and pleasure craft business is very steady and it studies the business nicely. Second, it adds a lot of breadth to the business so that there is more business coming in, with just the revenues was phenomenal. The acquisition was $5 million or right around $5 million and we expect $5.4 million in revenue in the first four months at decent margins, 50% margins. So, it was a fabulous acquisition financially. And finally, there are some synergies that the two companies are working together to bring down cost. So, it will actually help gross margins of each company. So, it was — it turned out to be a great acquisition that’s already integrated very well.

The other big development, this in the past — actually in the last month was really it’s nothing exiting to talk about, but part of being in a technology business is you prosecute your patents and we spent an enormous amount of money in the past year, prosecuting our patents. It’s hurt our bottom line, something you got to do but that case has settled favorably to us. So, one, it’s favorable settlement, two, it stops the legal expenses. So, again it’s nothing as exiting as getting a US military contract, but in terms of real dollars to the bottom line, it’s incredibly material.

Okay. Let’s talk about the businesses in a little bit more depth. First, livestock. Livestock is basically — started with 75 years ago the transition from branding cattle to wearing earrings, the big plastic earrings that had the numbers on the cattle. What’s the point of that? Well, if you sell a cow you got to be able to transfer it, the branding is cruel, and it’s not efficient. So, we were in this business of having these big tags on cattle.

Overtime, in the last 20 years that evolved to using RFID to within — embedded within the earrings so that the tracking could be more efficient and more contemporary inventory management, which is essentially what the business is for, it’s inventory management for cattle ranchers. Cattle ranchers as you might imagine are not the most – they are not the first adopters of the technology. So, it was a little bit slow but it was a growing business and a nice business. The business changed fundamentally a few years ago with the mad cow scare, because in addition to inventory management the tagging provides traceability and traceability is critical when there is a disease at hand.

So, having the traceability to tell you this cow fed with this cow and this cow is sick is critical. It allows ranchers to basically avoid flattering an entire herd because they know that only these ten cows were exposed to the sick cow. And traceability is what everyone is clamoring for including the US government. They originally said 2007 meant for traceability for our cattle.

We push it into 2009 and we are hoping that they’ll stick with it, but we don’t know if they will. If they don’t, it’s entirely possible that McDonald’s will mandate traceability, that Wal-Mart will mandate traceability, because both of those companies lose a tremendous amount of money if people think that the beef is not safe. It’s also possible that another country will mandate it and in order to stay competitive with that force, the cattle ranchers will have to implement a microchip system.

Why is that important? Well, it’s important because right now the market size of livestock tracking is a $150 million of which we are the number two player. There are two ways for us to grow; one is to nip at the heels of the number one player and we are doing that everyday, but the better way to grow is to take that $150 million market and make it a $500 million market, which it would be if every piece – if every head of cattle was chipped for traceability.

So, that’s the livestock business. We’ve done something as I said to nip at number one, one, is we acquired a company in Europe that both give us European exposure and helped us reduce our cost because they were particularly good at reducing in cost to get that margin as rich as possible. And the second is, we expanded last year into South America. South America, as I’m sure you know, tremendous cattle population and they are trying to be competitive with the United States. So, if they are traceable they will be beating us, the US cattle ranchers for exporting business. So — and we’ve done very well, we are a number two in eight different countries now in South America after just starting a year ago.

So, these are the products. I started off with visuals and we moved to laser bars, but those are terrible because dirt - I will be polite and say dirt gets on the tags and you can’t read the bars. Then we move to the electronic ear tag. And for certain applications, particularly Equine horses and in other applications of cattle you could actually implant the microchips, but for most cases the earring microchip will suit fine.

So, our strategy is to build on what we have established as a presence for herd management, basically inventory management into food safety, increase that cost competitiveness by driving down our cost, and brand — as a national brand under one name. Obviously, we spent quite a bit of time working with Congress to push the livestock traceability, because like I said that would change the market from $150 to $500 million instantly and that will be fabulous for us.

Okay. Changing gears to companion pets. Right now, we sell a microchip; it’s an implantable microchip that’s basically a high-tech dog collar. We sell it through Shering- Plough in the United States and through other distributors in another parts of the world.

The companion pet business is $12.8 million in 2006. It’s growing rapidly, we sold 1.7 million chips in 2006, we expect it to be 4 million chips this year and the biggest change here is that we’ve grown the microchip from the simple identification, which is what it is now to identification and temperature sensing. And why is that important? It’s important because right now we sell our readers only to vet’s offices, to shelters, to pounds, clinics.

What we want to do is sell our readers to the consumers, the pet owners. Instead of having 70,000 in the market we want to have hundreds of thousands in the market. It opens up a consumer model for us and it also allows some of our existing installed based to reinstall. So, having the temperature-sensing chip will be the primary growth driver in 2008 for companion pet. But, as it is, it’s growing nicely, as I said 1.7 million last year and 4 million this year.

Clearly, the strategy is to push the bio-thermal chip, the temperature-sensing chip, and to work with Shering- Plough, Shering-Plough is engaged in a massive marketing effort to market the temperature – both the temperature-sensing chip and the regular identification chip here in the United States.

Okay. Fish and wild life, I mentioned very briefly. This is tagging fish — was the dam system to prove that the fish actually migrate and aren’t interfered with — by the dam. Not terribly glamorous, but it generates $6.5 million of profitable revenue for us every year.

VeriChip, as I mentioned, VeriChip is Applied Digital’s other business, the other public company that we have an interest in. VeriChip does identification in a healthcare application and after the two companies are put together, they will still own — the combined company will still own the interest in VeriChip. It’s a great investment, VeriChip has a number of products ranging from the tags that go on newborns in maternity ward to prevent mismatching, all the way through implantable microchips for chronically ill patients and I’m happy to answer any questions you have on VeriChip. But, you may have caught Scott Silverman’s presentation on that company and I don’t want to repeat too much of what he has to say.

Okay. Then we move to the search and rescue beacon business. We call it Signature Industries. This business is again growing very well from 2006 to 2007. It’s essentially a rescue beacon, started as rescue beacons for military pilots, we thought ours were the best because they were vest mounted, not chair mounted, and if a pilot goes down, the pilot doesn’t want to be with the chair, wants to be far away from the plane. So, the business — we always had a competitive advantage. As I said, the big change here is breaking into US Air Force because that’s the biggest customer in the world and we are excited about that one contract, but we are more exited about just having our foot in the door.

The entire work fleet of aircraft that have rescue beacons, which is a 100,000 craft need to be replaced because they replaced the satellite system and our system, along with other companies and our system is compatible with the new satellite. So, all of the installed base has replaced by virtue of the fact that we are in the door on the US, by the virtue the fact that we are vest mounted and virtue of the fact that we are compatible with the new system, we think we are well positioned to see the nice piece of the 100,000 units that has to be replaced.

This is a little diagram about how it works basically if the GPS radio system of the rescue beacon. On paper, it just goes a lot faster. McMurdo, this is the acquisition I mentioned, great acquisition because it broadened our scope from just the military to commercial marine government vehicle. These are obviously a lot lower attack, the military step if a pilot goes down, only the friendly military can find the pilot and communicate.

This is if a yacht goes down, everybody hears the beacon because the idea is rescue. Typical yacht might have two of these, one in the lifeboat, one where somebody can grab it and has been a phenomenal acquisition in all respects, both in profitability, in terms of branding, and in terms of combining with Signature for reducing cost of both.

The strategy here is capture a major piece of procurement for the military for those 100,000 that need to replaced, including the US and expand our entrée into the commercial and recreational market.

Okay. We have our management team. Barry Edelstein is the CEO of that unit, Michael Zarriello actually is on the Board, he is visiting, so you can speak to him. We had the animal aps President Lasse Nordfjeld, he is fantastic at manufacturing and driving cost down. Our CFO is Lorraine Breece, actually for both Applied Digital and Digital Angel, one of the efficiencies of combining. And we have a phenomenal technology team that keeps us ahead of the curve at a decent cost.

This is the balance sheet highlights. I’m not going to read the numbers but you can see, if you have any questions I’m happy to answer or we can answer after. And financial results. Last year, $57 million, this year we are projecting $76 to $80 million. Part of that growth is from McMurdo, but only about $10 million of it – so – $8 million of it. So, we have nice organic growth and growth by acquisition.

We publicly stated and we stand behind our statement that we will be cash flow positive — EBITDA positive in the fourth quarter and our strategy going forward is to say, look, we’ve invested quite a bit over the last four years in growing. We’ve achieved quite a bit over the last four years in growing and it’s coming together now, our focus right now is bottom line. Bottom line, bottom line, bottom line is that something that we drive to all the units every day and we are very close to achieving it and we are confident that we will achieve in the fourth quarter.

Getting back to merger, because I think that this is both interesting and it also – it also opens an opportunity for people to be interested in investing that might not have been interested before. The obvious thing that it does is it strips away unnecessary costs. Two public companies doesn’t make sense, we can – we are confident in the $2 million per year number that we are going save, $2 million per year perpetually, so it’s a nice flow.

Second, from a story perspective it sharpens our focus and makes it very clear that we are an identification technology company. That hurt us I think in two respects, one from an operational and marketing – product marketing respect and two, maybe more importantly from an investor perspective. We didn’t have an elevator pitch, but we could do in the 30 seconds, now we do.

We have some non-core assets that are generating some nice cash. Some of them are quite profitable. Zero burden, basically we get a check every week from them. There is no burden on our management time. So, we are not anxious to sell them, but at the same time I see us selling them when the right buyer presents itself.

And the benefits, now somebody might say, well, is it better to be an Applied Digital shareholder or Digital Angel shareholder in this merger. Both sides are coming out pretty good. On the Applied Digital side, they are basically picking up the balance of Digital Angel at a time when we think Digital Angel is nicely undervalued. From the Digital Angel side, they are picking up the 5.5 – portion of the 5.5 million shares that are on VeriChip. So, each side is getting something in the merger, but the real benefit that they are getting is we are making the pie bigger. We are making the company stronger financially, we are making – we are getting rid of the problems that played at the things that held us back.

The mechanics of the transaction, essentially Digital Angel’s shareholders will get 1.4 shares in Applied Digital in the stock-for-stock at a fixed ratio. So, that represented a 21% premium over the average closing price at the time the deal was signed. So, it’s nice premium to the Digital Angel shareholders. At this point, it’s a 1.4 exchange ratio and it will — the other thing it will do for the Digital Angel shareholders is it will get them from AMEX to NASDAQ, which is a nice change.

We expect that to close around the end of the year and as I said, this creates the opportunity for why invest now. The merger basically cleared away the problem; it cleared away the notion that there will be a parent shareholder that will – it might interfere with investing in Digital Angel. It cleared away the concern that if you invest in Applied Digital, well all the operations at Digital Angel. So, it basically solves all those problems.

Secondly, because all these growth engines that I talked about are coming together now. Some of them are shorter terms, some of them are longer term, but for instance, the US contract that we are working on getting, we got the development contract, the actual performing contract is next six months. So, its not like we are talking about out 20 years from now or five years from now, this is imminent.

And in terms of the animal, the companion pets, the growth as I said 1.7 million chips last year, 1 million chips this year with the temperature sensing chip coming online in 2008. So, these are the things that are coming together now, we think we’ve got a lot going and I know I jumped around a lot of different products, but that’s one of the benefits of the story.

We have a number of different technologies that are related, a number of different verticals that are related that are all — each one has nice existing growth, but each one also has one or two of these really tremendous growth opportunities that are short and medium term.

Anybody have any questions? Okay. Allison Tomek is here. She is VP of Investor Relations and Corporate Communications. If you want grab her card, if you think of any questions later, feel free to issue her a mail or call her. Thank you.